                                                                   Exhibit 10.14

            ESCROW AGREEMENT (the "Agreement"), dated as of May 20, 1998, among The J. H. Heafner Company, Inc., a North Carolina corporation ("Heafner"), the former stockholders (the "CPW Stockholders") of The Speed Merchant, Inc., a California corporation (the "Company"), and First Union National Bank, a national banking association, as escrow agent (the "Escrow Agent").
            ---------------------------------------------------------

                                  INTRODUCTION

            The Stock Purchase Agreement, dated as of March 11, 1998 (the "Stock Purchase Agreement") between Heafner and the CPW Stockholders contemplates the payment following the closing of the transactions contemplated thereby of certain amounts (the "Non-Compete Payments") by Heafner to each of the CPW Stockholders in exchange for certain non-compete covenants as set forth on Schedule A to this Agreement.

            Pursuant to the Stock Purchase Agreement, Heafner has agreed to use all commercially reasonable efforts to arrange for security for the Non-Compete Payments on terms and conditions reasonably satisfactory to the CPW Stockholders. In order to provide for such security, Heafner and the CPW Stockholders desire to arrange for the delivery of the Escrow (as defined below) to the Escrow Agent. Capitalized terms used and not otherwise defined herein have the meaning set forth in the Stock Purchase Agreement.

            Heafner, the CPW Stockholders and the Escrow Agent agree as follows:

            1. Appointment of the Escrow Agent; Delivery of Escrow. Each of Heafner and the CPW Stockholders constitutes and appoints the Escrow Agent as, and the Escrow Agent agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt from Heafner of a letter of credit in the form attached hereto as Exhibit A (as the same may be amended, renewed, replaced, reduced or extended from time to time, the "Letter of Credit" or the "Escrow").

            2. Acceptance and Undertaking of the Escrow Agent. The Escrow Agent hereby acknowledges receipt of the documents and instruments comprising the Escrow and covenants and agrees to hold all of the same in escrow, and subsequently to release and distribute, or return, as the case may be, the Escrow or any part thereof, only pursuant to and in strict accordance with all of the terms and conditions of this Agreement.

            3. Notice of Payment. Heafner shall give written notice to the issuer of the Letter of Credit and the Escrow Agent promptly upon making each Non-Compete Payment of the amount and date of such payment.
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            4. Claims Against the Escrow.

            (a) Concurrently with the delivery by the Representative (as defined in Section 14) of a written notice to Heafner of a claim by either CPW Stockholder that all or a portion of any Non-Compete Payment shall not have been made when due (a "Claim Notice"), or within a reasonable period thereafter, the Representative will deliver to the Escrow Agent a certificate in substantially the form of Annex I (a "Certificate of Instruction"). No Certificate of Instruction may be delivered without the prior or simultaneous delivery of a Claim Notice. No Certificate of Instruction may be delivered by the Representative after the close of business on the third business day immediately preceding the Termination Date (as defined in Section 5). The Escrow Agent shall give written notice to Heafner of its receipt of a Certificate of Instruction not later than the second business day next following receipt thereof, together with a copy of such Certificate of Instruction and Claim Notice.

            (b) If the Escrow Agent

            (i) shall not, within 30 calendar days following its receipt of a Certificate of Instruction (the "Objection Period"), have received from Heafner a certificate in substantially the form of Annex II (an "Objection Certificate") disputing Heafner's obligation to pay all or a portion of the Owed Amount (as defined and referred to in such Certificate of Instruction), or

            (ii) shall have received such an Objection Certificate within the Objection Period which objects to the payment of all or a portion of the Owed Amount and shall thereafter have received either (x) a certificate from Heafner and the Representative substantially in the form of Annex III (a "Resolution Certificate") stating that Heafner and the Representative have agreed that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more CPW Stockholders or (y) a copy of a final, nonappealable order of an arbitrator or court of competent jurisdiction (accompanied by a certificate of the Representative substantially in the form of Annex IV (a "Litigation Certificate")) stating that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the CPW Stockholders by Heafner, or

            (iii) shall have received such an Objection Certificate within the Objection Period which objects to the payment of only a portion of the Owed Amount then the Escrow Agent shall

            (1) in the case of (b)(i), on the second business day next following the expiration of the Objection Period,

            (2) in the case of (b)(ii)(x), on the second business day next following the Escrow Agent's receipt of a Resolution Certificate,


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            (3) in the case of (b)(ii)(y), on the fifth business day next following the day on which written notice of the Escrow Agent's receipt of a Litigation Certificate is given by the Escrow Agent to Heafner and

            (4) in the case of (b)(iii), on the second business day next following the Escrow Agent's receipt of an Objection Certificate described in (b)(iii),

draw under the Letter of Credit an amount equal to the Owed Amount (or, in the case of (b)(iii), the undisputed portion thereof) and within two business days after such draw has been honored pay over and distribute such amount by bank check made payable to the Representative or by wire transfer of immediately available funds to an account designated in writing by the Representative. The Escrow Agent shall have no responsibility to invest any funds drawn under the Letter of Credit for the benefit of any other party to this Agreement nor any liability for any failure to invest such funds.

            (c) The Escrow Agent shall give written notice to the Representative of its receipt of an Objection Certificate not later than the second business day next following receipt thereof, together with a copy of such Objection Certificate. The Escrow Agent shall give written notice to Heafner of its receipt of a Litigation Certificate not later than the second business day next following receipt thereof, together with a copy of such Litigation Certificate.

            (d) Upon delivery by the Escrow Agent of the Owed Amount referred to in a Certificate of Instruction, such Certificate of Instruction shall be deemed canceled. Upon the receipt by the Escrow Agent of a Resolution Certificate or a Litigation Certificate and the payment by the Escrow Agent of the Owed Amount referred to therein, the related Certificate of Instruction shall be deemed canceled.

            (e) Upon the Representative's determination that the CPW Stockholders have no claim or have released their claim with respect to an Owed Amount referred to in a Certificate of Instruction (or a specified portion thereof), the Representative will deliver to the Escrow Agent prior to the expiration of the applicable Objection Period a certificate substantially in the form of Annex V (a "CPW Stockholder Cancellation Certificate") canceling such Certificate of Instruction (or such specified portion thereof, as the case may be), and such Certificate of Instruction (or portion thereof) shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Heafner of its receipt of a CPW Stockholder Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such CPW Stockholder Cancellation Certificate.

            (f) Upon receipt of a final, nonappealable order of an arbitrator or court of competent jurisdiction to the effect that none of the Owed Amount referred to in a Certificate of Instruction as to which Heafner delivered an Objection Certificate within the Objection Period is payable to the CPW Stockholders by Heafner, Heafner may, provided no Resolution Certificate or Litigation Certificate shall have previously been received by the Escrow Agent with respect to such Certificate of Instruction, deliver a copy of such order (accompanied by a certificate of Heafner substantially in the form of Annex VI (a "Heafner Cancellation Certificate")) canceling such Certificate of Instruction, and such Certificate of Instruction shall thereupon be deemed


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canceled. The Escrow Agent shall give written notice to the Representative of its receipt of a Heafner Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Heafner Cancellation Certificate.

            (g) The Escrow Agent shall have no obligation to verify that the order attached to a Litigation Certificate or Heafner Cancellation Certificate constitutes a final, nonappealable order of an arbitrator or court of competent jurisdiction, and shall be entitled to rely upon Heafner's or the Representative's written certification to that effect.

            (h) Heafner and the Representative shall notify the Escrow Agent of each payment by Heafner of all or a portion of a Non-Compete Payment to the CPW Stockholders by delivering a certificate to the Escrow Agent, substantially in the form of Annex VII (a "Payment Certificate"). Within five business days after receipt of a Payment Certificate, the Escrow Agent shall deliver to the issuer of the Letter of Credit a certificate, in the form of Annex C to the Letter of Credit (or such other form as the issuer of the Letter of Credit may require), reducing the Letter of Credit by the amount set forth in such Payment Certificate.

            (i) Within 20 days (but in no event later than 10 days prior to the Termination Date (as defined in the Letter of Credit)) of its receipt of (a) a notice that an Event of Default has occurred and is continuing under (and as defined in) the Amended and Restated Loan and Security Agreement, dated as of May 20, 1998, among Heafner, certain of its subsidiaries, the financial institutions from time to time party thereto, Fleet Capital Corporation and First Union National Bank, as co-agents, and BankBoston, N.A., as administrative agent, or (b) a notice that the Letter of Credit will not be renewed, the Escrow Agent shall draw on the Letter of Credit in the full amount thereof by delivering to the issuer of the Letter of Credit a certificate in the form of Annex B thereto (or such other form as such issuer may require) and deposit the amount so drawn in an account maintained by the Escrow Agent. From and after the time any such deposit is made, the terms of this Escrow Agent with respect to the Letter of Credit and the Escrow shall be deemed to refer to the amount on deposit with the Escrow Agent, and the Escrow Agent shall disburse the funds so deposited upon the instructions of Heafner or the Representative, as the case may be, all in accordance with the terms of this Agreement; provided that upon the Escrow Agent's receipt of a Payment Certificate to which the Representative has not objected within the time specified in Section 4(h), the Escrow Agent shall deliver to Heafner the amount described in such Payment Certificate.

            (j) In no event shall the aggregate amount of claims paid out from this Escrow to the Representative on behalf of the CPW Stockholders pursuant to this Agreement exceed the amount of the Letter of Credit as in effect on the date of this Agreement.

            5. Termination Date. On May 25, 2003 (the "Termination Date"), the Escrow Agent shall return the Letter of Credit to the issuer thereof for cancellation, provided that there is no Certificate of Instruction that has not been canceled in accordance with paragraph (d), (e) or (f) of Section 4. At such time on or following the Termination Date as all Certificates of Instruction received by the Escrow Agent on or prior to the Termination Date have been canceled in accordance with paragraph (d), (e) or (f) of Section 4, the Escrow Agent shall promptly return


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the Letter of Credit to the issuer thereof for cancellation of the Letter of
Credit and this Agreement (other than Sections 6, 7 and 8) shall automatically terminate. The Escrow Agent shall be entitled to require payment of amounts owed to it under Section 8 before returning the Letter of Credit in accordance with this Section 5.

            6. Duties and Obligations of the Escrow Agent. The duties and obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the certificates delivered in accordance with this Agreement and shall have no implied duties or obligations, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

            (i) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

            (ii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection with this Agreement (provided, however, that notwithstanding any other provision in this Agreement, the Escrow Agent shall be liable for its willful misconduct or gross negligence), and in no event shall the Escrow Agent be liable for any incidental, special, consequential or punitive damages;

            (iii) the Escrow Agent may seek the advice of legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties under this Agreement, which counsel shall not be attorneys of any of the CPW Stockholders, Heafner or their respective Affiliates, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

            (iv) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights under this Agreement, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties under this Agreement as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow until it shall be directed otherwise in writing by each of the parties to this Agreement or by a final, nonappealable order of a court of competent jurisdiction; provided that in the event that the Escrow Agent has not received such written direction or court order within 180 calendar days after requesting the same, it may interplead Heafner and the CPW Stockholders in any court of competent jurisdiction and request that such court determine its rights and duties under this Agreement unless the parties to this Agreement otherwise agree;

            (v) the Escrow Agent may execute any of its powers or responsibilities under this Agreement and exercise any rights under this Agreement either directly or by or


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      through agents or attorneys selected with reasonable care, which shall not be agents or the attorneys of any of Heafner, the CPW Stockholders or their respective Affiliates. Nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than North Carolina and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of any Letter of Credit in the Escrow, this Agreement, the Stock Purchase Agreement or of any amendment or supplement to this Agreement. The Escrow Agent shall not be liable for any other party's failure to comply with its covenants relating to the transactions contemplated by the Stock Purchase Agreement;

            (vi) the Escrow Agent shall not be obligated to take any legal action or commence any proceedings in connection with this Agreement, or to appear in, prosecute or defend any such legal action or proceeding; and

            (vii) other than the obligations as specifically set forth herein, the Escrow Agent shall not be obligated to preserve or protect any rights with respect to the property comprising the Escrow or to receive or give any notice with respect thereto.

            7. Cooperation. The CPW Stockholders and Heafner shall provide to the Escrow Agent all instruments and documents within their respective powers and capacity to provide that are necessary for the Escrow Agent to perform its duties and responsibilities under this Agreement. Each of the CPW Stockholders and Heafner have provided the Escrow Agent with a certificate setting forth the names of persons authorized to deliver instructions hereunder and a sample of the genuine signature of such persons and the Escrow Agent shall be entitled to rely upon such certificates until a substitute certificate is delivered hereunder.

            8. Fees and Expenses; Indemnity. The CPW Stockholders shall be jointly and severally liable to the Escrow Agent for the fees of the Escrow Agent for its services under this Agreement as and when billed to the Representative by the Escrow Agent. The Representative shall be entitled to reimbursement from Heafner for fees paid by the Representative to the extent such fees exceed $2,500 per year. Each of the Representative and Heafner shall be jointly and severally liable to reimburse and indemnify the Escrow Agent and its employees, officers, directors and agents, for, and hold it harmless against, any loss, liabilities, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Agreement; provided that notwithstanding the foregoing, none of such persons shall be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent shall be entitled to recover the full amount of such losses, liabilities, damages, costs and expenses from any of the CPW Stockholders or Heafner; provided that in the event that any such person pays any such amount hereunder, the CPW Stockholders, on the one hand, and Heafner, on the other, shall be entitled to reimbursement of one-half such amount from Heafner or the CPW Stockholders (as the case may be). The Escrow


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Agent shall be entitled to set off amounts drawn on the Letter of Credit against unpaid amounts owed to it hereunder. The obligations of Heafner, the Representative and the CPW Stockholders under this Section 8 shall survive the termination of this Agreement and inure to the benefit of each Escrow Agent serving under this Agreement regardless of the resignation or removal of such Escrow Agent. All amounts owing under this Section 8 shall immediately become due and payable on the effective date of the Escrow Agent's resignation or removal.

            9. Resignation and Removal of the Escrow Agent.

            (a) The Escrow Agent may resign 30 calendar days following the giving of prior written notice thereof to Heafner and the Representative. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by Heafner and the Representative and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties under this Agreement, such documents and instruments as are necessary to amend or reissue the Letter of Credit in the name of the successor escrow agent and such other information with respect to the Escrow as such successor may reasonably request.

            (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of 30 calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Heafner and the Representative are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Agreement.

            (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with Sections 9(b) and (c) of its agreement to serve as escrow agent under this Agreement and the receipt of the property then comprising the Escrow, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the proviso contained in clause (ii) of Section 6, and such successor escrow agent shall for all purposes of this Agreement be the Escrow Agent.

            10. Notices. All notices, requests and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered personally, by overnight courier or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

            if to the CPW Stockholders or the Representative, to:

            Arthur C. Soares
            16641 Harwood Road
            Los Gatos, CA 95032


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            Facsimile: (408) 356-9918

            with a copy to:

            Jackson Tufts Cole & Black, LLP
            60 South Market Street, 10th Floor
            San Jose, CA 95113-2336

            Facsimile: (408) 998-4889
            Attention: Richard Scudellari, Esq.

            if to Heafner, to:

            The J. H. Heafner Company, Inc.
            2105 Water Ridge Parkway, Suite 500
            Charlotte, NC 28217

            Facsimile: (704) 423-8987
            Attention: Secretary

            with a copy to:

            Howard, Darby & Levin
            1330 Avenue of the Americas
            New York, New York 10019

            Facsimile: (212) 841-1010
            Attention: Scott F. Smith, Esq.


            If to the Escrow Agent, to:

            First Union National Bank
            Corporate Trust Department, 9th Floor
            230 South Tryon Street
            Charlotte, NC 28288-1179

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail or overnight courier in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its


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address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties to this Agreement.

            11. Amendments, etc. This Agreement may be amended or modified, and any of the terms of this Agreement may be waived, only by a written instrument duly executed by or on behalf of the Representative, Heafner and the Escrow Agent. No waiver by any party of any term or condition contained of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

            12. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. THE PARTIES HERETO EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK CITY SOLELY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURT. THE PARTIES HERETO EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT SUCH PARTY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            13. Business Day. For all purposes of this Agreement, the term "business day" shall mean a day other than Saturday, Sunday or any day on which banks located in North Carolina are authorized or obligated to close.

            14. Appointment of Representative. Each of the CPW Stockholders hereby constitutes and appoints Arthur C. Soares (the "Representative") to act as his representative for all purposes under this Agreement, and the Representative agrees by executing this Agreement to accept such appointment. The Representative shall have the authority to act on behalf of, and to bind, each CPW Stockholder for all purposes of this Agreement. Without limiting the generality of the foregoing, each CPW Stockholder hereby irrevocably constitutes and appoints the Representative his true and lawful attorney-in-fact, with full power of substitution, and with full power and authority in his name, place and stead, to execute, certify, acknowledge, deliver, file and record all agreements, certificates, instruments and other documents and any amendment thereto, which the Representative deems necessary or appropriate in connection with the performance of this Agreement by such CPW Stockholder. Each CPW Stockholder's appointment of the Representative as his attorney-in-fact shall be deemed to be a power coupled


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with an interest and still survive the incompetency, bankruptcy or dissolution of the such CPW Stockholder giving such power. No new representative may be appointed or substituted without the prior written consent of Heafner; provided, that if Arthur C. Soares becomes incapacitated or dies during the term of this Agreement, he shall be replaced by Ray C. Barney or such person as Mr. Barney may designate.

            15. Miscellaneous. This Agreement is binding upon and will inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions of this Agreement. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Heafner hereby represents and warrants to the Escrow Agent as follows: (a) Heafner is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted; (b) Heafner has the requisite corporate power and authority to enter into this Agreement, (c) the execution and delivery by Heafner of this Agreement has been duly authorized by all necessary action on the part of Heafner; and (d) this Agreement has been duly executed and delivered by Heafner, and constitutes the valid and binding obligation of Heafner, enforceable against Heafner in accordance with its terms.


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            IN WITNESS WHEREOF, the parties to this Agreement have caused this
Agreement to be executed as of the date first above written.


CPW STOCKHOLDERS:                  /s/ ARTHUR C. SOARES
                                   ---------------------------------------------
                                   Arthur C. Soares


                                   /s/ RAY C. BARNEY
                                   ---------------------------------------------
                                   Ray C. Barney


REPRESENTATIVE:                    /s/ ARTHUR C. SOARES
                                   ---------------------------------------------
                                   Arthur C. Soares

HEAFNER:                           THE J.H. HEAFNER COMPANY, INC.


                                   By: /s/ J. MICHAEL GAITHER
                                       -----------------------------------------
                                       J. Michael Gaither
                                       Senior Vice President and General Counsel

ESCROW AGENT:                      FIRST UNION NATIONAL BANK


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


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

            IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first above written.


CPW STOCKHOLDERS:
                                   ---------------------------------------------
                                   Arthur C. Soares



                                   ---------------------------------------------
                                   Ray C. Barney


REPRESENTATIVE:
                                   ---------------------------------------------
                                   Arthur C. Soares

HEAFNER:                           THE J.H. HEAFNER COMPANY, INC.


                                   By:
                                   ---------------------------------------------
                                       J. Michael Gaither
                                       Senior Vice President and General Counsel

ESCROW AGENT:                      FIRST UNION NATIONAL BANK


                                   By: /s/ SHANNON SCHWARTZ
                                   ---------------------------------------------
                                   Name:  Shannon Schwartz
                                   Title: Assistant Vice President


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